SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENT
NOTE 16:-	SUBSEQUENT EVENTS:

On April 16, 2015, the Company's shareholders have approved the following:

a.
The increase of the Company's authorized share capital by NIS 200,000, such that following the increase, the authorized share capital shall equal NIS 450,000 divided into 30,000,000 ordinary shares, par value NIS 0.015 each, and

b.
An outline for the repayment of the Company's debts to its shareholders, pursuant to which the Company will offer new Ordinary Shares in a registered public Offering in order to raise up to approximately US$ 13 million:

1.	The lenders will have the right to participate in the Offering on the same terms as the underwriter or placement agent for the Offering will establish.

2.
In the event that by September 30, 2015 the Offering is not completed, or if the net proceeds of the Offering are insufficient to repay the debts in full, the lenders shall be entitled to convert some or all of the remaining debt into the Company's ordinary shares. The terms of the Conversion were also agreed and are as follows: (i) the minimum amount to be converted at any one time is US$300,000 of Debt; (ii) the share issue price will be the lower of $1.00 or 15% below the preceding 7 days VWAP; and (iii) any unconverted debt will continue to be subject to the terms of the extended standstill agreement.

c.
Following the approval of the Company's shareholders, the standstill agreement was further amended and the termination of the forbearance period has been extended as further details in Note 8, section 7 above.